EXHIBIT 32

JACKSONVILLE BANCORP, INC.

Certification Pursuant to 18 U.S.C. Section 1350,

as Enacted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Jacksonville Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2012 as filed with the SEC on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 14, 2012	/s/ Stephen C. Green
Stephen C. Green
President and Chief Executive Officer

Date: November 14, 2012	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President
and Chief Financial Officer

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